UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer
Identification No.)
1950 Excel Drive Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.05                      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 1, 2012, the Board of Directors of Winland Electronics, Inc. (the “ Company ”) approved a new Code of Business Conduct and Ethics (the “ Code of Ethics ”), which applies to all directors, officers and employees of the Company. The new Code of Business Conduct and Ethics supersedes the Company’s prior Code of Business Conduct and Ethics and covers topics such as compliance with laws, confidentiality, fair dealing, use of Company property, conflicts of interest and accuracy of financial reporting, among others. The foregoing description of the Code of Business Conduct and Ethics is subject to and qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05. The Code of Business Conduct and Ethics will be posted as soon as practicable on the Company’s website at www.winland.com.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

14.1 Code of Business Conduct and Ethics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: November 5, 2012	By:	/s/ Brian D. Lawrence
Brian D. Lawrence
Chief Financial Officer and Senior Vice President

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: November 1, 2012	Commission File No.: 1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.                                           ITEM

14.1                      Code of Business Conduct and Ethics